AMENDMENT NO. 4
TO
AMENDED AND RESTATED PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
(Class A Shares, Class A5 Shares, Class B Shares, Class B5 Shares, Class C Shares,
Class C5 Shares, Class R Shares and Class R5 Shares)
(Reimbursement)
(effective February 12, 2010, as amended February 12, 2010)
     The Amended and Restated Plan of Distribution Pursuant to Rule 12B-1 (Class A Shares, Class A5 Shares, Class B Shares, Class B5 Shares, Class C Shares, Class C5 Shares, Class R Shares and Class R5 Shares) (Reimbursement) (the “Plan”), effective February 12, 1010, as subsequently amended February 12, 2010, is hereby amended, effective December 19, 2011, as follows:
     WHEREAS, the Plan is hereby amended to remove the following portfolios: Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Balanced-Risk Retirement 2010 Fund, Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Real Estate Securities Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen International Advantage Fund, Invesco Van Kampen International Growth Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund, Invesco Van Kampen Limited Duration Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen Utility Fund, Invesco Van Kampen Global Tactical Asset Allocation Fund, Invesco Van Kampen California Insured Tax Free Fund and Invesco Van Kampen Insured Tax Free Income Fund;
     NOW THEREFORE, the parties agree that:
1.	Schedule A to the Plan is hereby deleted and replaced in its entirety with the following:
“SCHEDULE A
PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Funds	Shares
Invesco Van Kampen American Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Van Kampen Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Funds	Shares
Invesco Balanced-Risk Retirement Now Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Van Kampen Leaders Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Funds	Shares
Invesco Money Market Fund	Class A5 Shares
Class B5 Shares
Class C5 Shares

Invesco Van Kampen Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Funds	Shares
Invesco Van Kampen American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Funds	Shares
Invesco Van Kampen High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Van Kampen Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares”

4